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                                                                Exhibit 1062



                                                               February 28, 1996


Lexington Precision Corporation
767 Third Avenue
New York, New York  10017

   Re:   Amendment to Financing Agreements and Consent
         ---------------------------------------------

Gentlemen:

  Reference is made to certain financing agreements dated January 11, 1990 between Lexington Precision Corporation ("LPC") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements"). Reference is further made to the letter agreement re: Amendment to Financing Agreements dated January 16, 1996 between Congress and LPC (the "1996 LPC Real Estate Loan Amendment") pursuant to which, INTER ALIA, Congress has made the LPC Arizona Real Estate Loan and the LPC New York Real Estate Loan A to LPC and has agreed, upon certain terms and conditions, to make the LPC New York Real Estate Loan B to LPC.

  LPC has requested Congress' consent to a transfer of the real property securing the LPC New York Real Estate Loan A and required to secure the LPC New York Real Estate Loan B in connection with a proposed sale/leaseback transaction between LPC and the Chautauqua County Industrial Development Agency. Congress is willing to provide such consent upon the terms and conditions set forth in this Amendment to Financing Agreements and Consent (this "Amendment") and, in connection with such consent and other matters pertaining to the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below (capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement, the 1996 LPC Real Estate Loan Amendment and the other Financing Agreements):

  1. Definitions.
     -----------

   (a) "Chautauqua IDA" shall mean the County of Chautauqua Industrial Development Agency, a public benefit corporation of the State of New York and a body corporate and politic organized under the New York State Industrial Development Agency Act, and its successors and assigns.

   (b) "Lakewood Deed" shall mean the Warranty Deed dated as of February 28, 1996 executed and delivered by LPC conveying title to the Lakewood Facility to the Chautauqua IDA.
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   (c)   "Lakewood Facility" shall mean the real property subject to the
Mortgage and Security Agreement, dated January 16, 1996 ("Existing Lakewood Mortgage"), made by LPC in favor of Congress to secure LPC's Obligations in respect of the LPC New York Real Estate Loan A (plus other sums as provided in the Existing Lakewood Mortgage), and which will secure, as well, other Obligations of LPC, including LPC's Obligations in respect of the LPC New York Real Estate Loan B upon and after the making of such loan as to be provided in the Consolidated Mortgage (as defined in Section 5(a)(ii) of the 1996 LPC Real Estate Loan Amendment, as amended by this Amendment), plus additional sums as to be provided in the Consolidated Mortgage.

   (d) "Lakewood IDA Agreements" shall mean the Lakewood Deed, the Lakewood IDA Lease, the Lakewood PILOT Agreement, together with all documents instruments and agreements executed and delivered in connection therewith or pursuant thereto, as the same now exist or may hereafter be amended, modified, supplemented, renewed, restated or replaced.

   (e) "Lakewood IDA Lease" shall mean the Lease dated as of February 1, 1996 between the Chautauqua IDA, as lessor, and LPC (d/b/a Falconer Die Casting Company), as lessee.

   (f) "Lakewood IDA Transaction" shall mean the sale/leaseback transaction between LPC and the Chautauqua IDA pursuant to which LPC shall, pursuant to the Lakewood Deed, convey title to the Lakewood Facility to the Chautauqua IDA which shall, simultaneously therewith, together with LPC, enter into the Lakewood IDA Lease, the Lakewood PILOT Agreement and the other Lakewood IDA Agreements, in each case as such agreements are in effect on the date hereof.

   (g) "Lakewood PILOT Agreement" shall mean the Payment in Lieu of Taxes Agreement dated as of February 1, 1996 between LPC and the Chautauqua IDA providing for certain payments by LPC in lieu of certain real estate tax levies upon the Lakewood Facility.

  2. CONSENT REGARDING LAKEWOOD IDA TRANSACTION. To the extent such consent is required under the Financing Agreements, Congress hereby consents to the conveyance of title to the Lakewood Facility from LPC to the Chautauqua IDA pursuant to the Lakewood Deed and the simultaneous leaseback of the Lakewood Facility by the Chautauqua IDA to LPC pursuant to the Lakewood IDA Lease, in each case pursuant to such agreements as in effect on the date hereof; PROVIDED, HOWEVER, that the Chautauqua IDA shall acquire title to the Lakewood Facility expressly subject to the lien of the Existing Lakewood Mortgage in favor of Congress, and that in no event shall LPC be released or discharged from any of the LPC Obligations secured by the Existing Lakewood Mortgage, nor shall such conveyance or Congress' consent thereto or the





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Lakewood IDA Agreements or any provision thereof in any manner release or impair the lien of the Existing Lakewood Mortgage.

  3. AMENDMENT TO REQUIREMENTS FOR LPC NEW YORK REAL ESTATE LOAN B. Section 5(a) of the 1996 LPC Real Estate Loan Amendment is hereby deleted and the following substituted therefor:

   "(a) Congress shall have received an executed original or executed original counterparts (as the case may be) of each of the following, each of which shall be in form and substance satisfactory to Congress:

                          (i)        the LPC New York Real Estate Note B;

                          (ii) a Mortgage, Spreader Agreement and Agreement of Consolidation and Modification among Congress, LPC and the Chautauqua IDA ("Consolidated Mortgage"), which amends, modifies, spreads and consolidates the terms of the existing Mortgage and Security Agreement in favor of Congress with respect to LPC's Lakewood, New York real property ("Lakewood Facility") to secure, with a consolidated first mortgage lien upon the fee simple estate in such real property owned by the Chautauqua IDA and the leasehold estate in such real property owned by LPC (including, without limitation, its early lease termination and purchase options with respect to the Lakewood Facility) (A) $825,000 in principal amount of LPC's Obligations in respect of (1) the LPC New York Real Estate Loan A, (2) the LPC New York Real Estate Loan B, (3) other outstanding term loans previously made by Congress to LPC, and (4) the guarantee by LPC of outstanding and future term loans made by Congress to LCI, plus (B) interest and other obligations and sums of the kinds secured under the existing Mortgage and Security Agreement, and which shall otherwise contain terms and conditions substantially similar to those contained in the existing Mortgage and Security Agreement, except that such Consolidated Mortgage may be without representation, warranty or covenant on the part of, and without recourse to, the Chautauqua IDA, except for those representations, warranties and covenants by, and recourse against, the Chautauqua IDA, as to which enforcement against the Chautauqua IDA is limited to the interest





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                                     of the Chautauqua IDA in the Lakewood
                                     Facility;

                          (iii) a title insurance policy issued to Congress insuring the lien of the Consolidated Mortgage in the amount of $825,000, issued by the title insurance company that issued the existing title insurance policy insuring the lien of the Existing Lakewood Mortgage and containing only such exceptions, terms and conditions, and including such endorsements, as are included in such existing policy;

                          (iv)       a resolution duly adopted by the
                                     Chautauqua IDA authorizing it to join with LPC in the execution of the Consolidated Mortgage to encumber their respective interests in the Lakewood Facility (but without recourse to the Chautauqua IDA beyond its interest in the Lakewood Facility);

                          (v) a Certificate of Occupancy or other municipal certification of completion, by no later than May 31, 1996, of the improvements to the Lakewood Facility described in the Building Proposal of Kessel Construction dated June 15, 1995 which has been submitted to Congress; and

                          (vi) an updated NYSAPLS standard survey certified to Congress reflecting the completion of the improvements described in subparagraph (v) above (the "Lakewood Improvements") by no later than May 31, 1996."

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LPC to Congress pursuant to the Financing Agreements, LPC hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                 (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and on the date of each advance in respect of the LPC New York Real Estate Loan B; and

                 (b) This Amendment has been duly executed and delivered by LPC and is in full force and effect as of the date hereof, and the agreements and obligations of LPC contained





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herein constitute the legal, valid and binding obligations of LPC enforceable against LPC in accordance with their terms.

         5. CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT. Anything contained in this Amendment to the contrary notwithstanding, LPC shall only be permitted to enter into the Lakewood IDA Agreements and consummate the transactions provided thereunder pursuant to the consent set forth herein and the other terms and conditions of this Amendment and only upon the satisfaction of the following conditions precedent to the effectiveness of this Amendment:

                 (a) Congress shall have received an executed original or executed original counterparts (as the case may be) of this Amendment together with the following, each of which shall be in form and substance satisfactory to Congress;

                 (b) The Lakewood IDA Transaction shall have closed pursuant to the Lakewood IDA Agreements, including authorizing resolutions, in each case in form and substance satisfactory to Congress and Congress shall have received true and complete copies of the Lakewood IDA Agreements in effect on the date hereof;

                 (c) Congress shall have received a letter from the issuer of its existing title insurance policy with respect to the lien of the Existing Lakewood Mortgage, or an authorized agent thereof, confirming that neither the conveyance of title to the Lakewood Facility to the Chautauqua IDA nor Congress' consent thereto will affect or impair Congress' title insurance coverage as to the lien of the Existing Lakewood Mortgage under such policy (which condition shall be deemed satisfied by the letter dated February 7, 1996 received by Congress' counsel from such issuer);

                 (d) Congress shall have received a letter from Protection Mutual Insurance Company ("Protection Mutual"), stating that neither the conveyance of title to the Lakewood Facility to the Chautauqua IDA nor Congress' consent thereto will affect or impair the rights or interests of Congress in the casualty and hazard insurance coverage for the Lakewood Facility under Policy No. 727901-93 notwithstanding anything to the contrary contained in such policy or any mortgagee loss payable clause issued in favor of Congress by Protection Mutual (which condition shall be deemed satisfied by the letter dated February 27, 1996, by Protection Mutual to Congress);

                 (e) All representations and warranties contained herein, in the Accounts Agreements and in the other Financing Agreements shall be true and correct in all material respects; and





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                 (f)      No Event of Default shall have occurred and no event
shall have occurred or condition shall be existing which, with notice or passage of time or both, would constitute an Event of Default.

         6. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement, the 1996 LPC Real Estate Loan Amendment, all existing mortgages by LPC in favor of Congress and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof and no existing defaults or Events of Default have been waived in connection herewith. To the extent of conflict between the terms of this Amendment and the Accounts Agreement or any of the other Financing Agreements, including the 1996 LPC Real Estate Loan Amendment, the terms of this Amendment control.

         7. FURTHER ASSURANCES. LPC shall execute and deliver such additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

         By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION

                                        By:     Frank L. Chiovari
                                           ----------------------------
                                        Title:  Vice President
                                              -------------------------


AGREED AND ACCEPTED:

LEXINGTON PRECISION CORPORATION

By:     Warren Delano
   ----------------------------
Title:  President
      -------------------------


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                                    CONSENT
                                    -------

         The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON PRECISION CORPORATION ("LPC") to CONGRESS FINANCIAL CORPORATION ("Congress"), including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                            LEXINGTON COMPONENTS, INC.

                                            By:     Warren Delano
                                               -----------------------
                                            Title:  Vice Chairman
                                                  --------------------



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